UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  November 16, 2011
(Date of earliest event reported)

WFRBS Commercial Mortgage Trust 2011-C5
(Exact name of issuing entity)

The Royal Bank of Scotland plc
Wells Fargo Bank, National Association
Basis Real Estate Capital II, LLC
RBS Financial Products Inc.
C-III Commercial Mortgage LLC
General Electric Capital Corporation
(Exact name of sponsor as specified in its charter)

Wells Fargo Commercial Mortgage Securities, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	333-172366-01	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 South College Street Charlotte, North Carolina		28288-1066
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (704) 374-6161

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

On or about November 22, 2011, a series of mortgage pass-through certificates, entitled Wells Fargo Commercial Mortgage Securities Trust 2011-C5 Commercial Mortgage Pass Through Certificates Series 2011-C5 (the “Certificates”), are expected to be issued pursuant to a pooling and servicing agreement, attached hereto as Exhibit 4.1 and dated as of November 1, 2011 (the “Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, TriMont Real Estate Advisors, Inc., as trust advisor, and Deutsche Bank Trust Company Americas, as trustee.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates and Class A-4 Certificates (collectively, the “Public Certificates”) and (ii) the Class A-S Certificates, Class X-A Certificates, Class X-B Certificates, Class B Certificates, Class C Certificates, Class D Certificates, Class E Certificates, Class F Certificates, Class G Certificates, the Class H Certificates and Class R Certificates (collectively, the “Private Certificates” and together with the Public Certificates, the “Certificates”). Only the Public Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in Wells Fargo Commercial Mortgage Securities Trust 2011-C5 (the “Issuing Entity”), a common law trust fund to be formed on or about November 22, 2011 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 75 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 98 commercial properties. Certain of the Mortgage Loans are expected to be acquired by the Registrant from The Royal Bank of Scotland plc (“RBS”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of November 1, 2011, between the Registrant and RBS; certain of the Mortgage Loans are expected to be acquired by the Registrant from Wells Fargo Bank, National Association (“WBF”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of November 1, 2011, between the Registrant and WFB; certain of the Mortgage Loans are expected to be acquired by the Registrant from Basis Real Estate Capital II, LLC (“Basis”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of November 1, 2011, between the Registrant, Basis and Basis Investment Group LLC; certain of the Mortgage Loans are expected to be acquired by the Registrant from RBS Financial Products Inc. (“RBSFP”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of November 1, 2011, between the Registrant and RBSFP; certain of the Mortgage Loans are expected to be acquired by the Registrant from C-III Commercial Mortgage LLC (“C-III”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated as of November 1, 2011, between the Registrant and C-III; and certain of the Mortgage Loans are expected to be acquired by the Registrant from General Electric Capital Corporation (“GECC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.6 and dated as of November 1, 2011, between the Registrant and GECC.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to derived in part from the proceeds from the sale of Certificates by the Registrant to Wells Fargo Securities, LLC (“WFS”), RBS Securities Inc. (“RBS Securities”), Goldman, Sachs & Co. (“Goldman”) and Citigroup Global Markets Inc. (“Citi” and together with WFS, RBS Securities and Goldman, the “Underwriters”) pursuant to the Underwriting Agreement, attached hereto as Exhibit 1.1 and dated November 1, 2011, among the Registrant, the Underwriters and WFB (pertaining to the Public Certificates), and a Certificate Purchase Agreement, dated November 1, 2011, among the Registrant, WFS, RBS Securities and WFB (pertaining to the Private Certificates, which will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended).

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated November 1, 2011, supplementing the Prospectus dated November 1, 2011, each as filed with the Securities and Exchange Commission.

Item 9.01.               Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

Exhibit 1.1
Underwriting Agreement, dated November 1, 2011, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, RBS Securities Inc., Goldman, Sachs & Co. and Citigroup Global Markets Inc., as underwriters, and Wells Fargo Bank, National Association.

Exhibit 4.1
Pooling and Servicing Agreement, dated as of November 1, 2011, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, TriMont Real Estate Advisors, Inc., as trust advisor, and Deutsche Bank Trust Company Americas, as trustee.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of November 1, 2011, between The Royal Bank of Scotland plc, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of November 1, 2011, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.3
Mortgage Loan Purchase Agreement, dated as of November 1, 2011, between Basis Real Estate Capital II, LLC, as seller, Wells Fargo Commercial Mortgage Securities, Inc., as purchaser, and Basis Investment Group LLC.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of November 1, 2011, between RBS Financial Products Inc., as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.5	Mortgage Loan Purchase Agreement, dated as of November 1, 2011, between C-III Commercial Mortgage LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.6	Mortgage Loan Purchase Agreement, dated as of November 1, 2011, between General Electric Capital Corporation, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2011	WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC. (Registrant)

	By:	/s/ Anthony Sfarra
Name: Anthony Sfarra Title: Director

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1.1
Underwriting Agreement, dated November 1, 2011, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, RBS Securities Inc., Goldman, Sachs & Co. and Citigroup Global Markets Inc., as underwriters, and Wells Fargo Bank, National Association.
(E)

4.1
Pooling and Servicing Agreement, dated as of November 1, 2011, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and TriMont Real Estate Advisors, Inc., as trust advisor, and Deutsche Bank Trust Company Americas, as trustee.
(E)

99.1	Mortgage Loan Purchase Agreement, dated as of November 1, 2011, between The Royal Bank of Scotland plc, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)

99.2	Mortgage Loan Purchase Agreement, dated as of November 1, 2011, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)

99.3
Mortgage Loan Purchase Agreement, dated as of November 1, 2011, between Basis Real Estate Capital II, LLC, as seller, Wells Fargo Commercial Mortgage Securities, Inc., as purchaser, and Basis Investment Group LLC.
(E)

99.4	Mortgage Loan Purchase Agreement, dated as of November 1, 2011, between RBS Financial Products Inc., as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)

99.5	Mortgage Loan Purchase Agreement, dated as of November 1, 2011, between C-III Commercial Mortgage LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)

99.6	Mortgage Loan Purchase Agreement, dated as of November 1, 2011, between General Electric Capital Corporation, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)